UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2008

ROYAL FINANCIAL, INC.
(Exact name of Registrant as specified in its charter)

____________________________

Delaware	000-51123	20-1636029
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
9226 South Commercial Avenue Chicago, IL		60617 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (773) 768-4800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                       Other Events.

On January 31, 2008, Royal Financial, Inc. (the “Company”) announced that its Board of Directors has concluded its previously disclosed ongoing investigation into certain irregularities in connection with the Company’s conversion from mutual to stock form and initial public offering in 2005 that were uncovered as a part of its investigation of its former President and Chief Executive Officer, Donald A. Moll, in 2007.

On January 31, 2008, the Company issued the attached press release relating to its announcement, which is filed as Exhibit 99.1 hereto, and which is incorporated herein by reference.

Item 9.01.                       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit                   Description

99.1                     Press Release dated January 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL FINANCIAL, INC. (Registrant)
Date: January 31, 2008	By:	/s/Leonard Szwajkowski
Name:	Leonard Szwajkowski
Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
99.1	Press Release dated January 31, 2008.